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                                                                    Exhibit 10.3

                                                                  CONFORMED COPY
                                                                  --------------

          AMENDMENT, dated as of March 28, 2002 (this "Amendment") to the
                                                       ---------
RECEIVABLES PURCHASE AGREEMENT, dated as of April 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase
                                                           --------------------
Agreement"), between Aurora Foods Inc. ("Aurora") and JPMorgan Chase Bank
---------                                ------
("JPMCB").
  -----

          The parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Terms defined in Exhibit A to the Receivables
                -------------
Purchase Agreement and used herein shall have the meanings given to them in Exhibit A to the Receivables Purchase Agreement.

     SECTION 2. Amendment to Receivables Purchase Agreement.
                -------------------------------------------

     (a) Amendment to Section 10.01. Section 10.01 of the Receivables Purchase
         --------------------------
Agreement is hereby amended by deleting the first sentence therein in its entirety and substituting in lieu thereof the following:

     "This Agreement shall have a term beginning on the date hereof, and ending on March 31, 2002. This term shall, at the option of the seller, be extended until June 30, 2002 upon the payment to the Purchaser, on or before March 31, 2002, of an extension fee in the amount of $150,000."

     SECTION 3. Conditions to Effectiveness. This Amendment shall be effective
                ---------------------------
on the date (the "Effective Date") on which (i) Aurora, JPMCB and the
                  --------------
Subordinated Participants shall have executed and delivered this Amendment and
(ii) an administrative fee in the amount of $31,250 is paid to JPMCB.

     SECTION 4. Representations and Warranties. To induce the parties hereto to
                ------------------------------
enter into this Amendment, Aurora hereby represents and warrants that the representations and warranties made by the Seller in Section 4.01 of the Receivables Purchase Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

     SECTION 5. Payment of Expenses. Aurora agrees to pay or reimburse JPMCB and
                -------------------
the Subordinated Participants for all of their out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to JPMCB and the Subordinated Participants.

     SECTION 6. Continuing Effect. Except as expressly modified by this
                -----------------
Amendment, the Receivables Purchase Agreement and the Participation Agreement are and shall remain in full force and effect.

     SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
                -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND

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                                                                               2

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Execution in Counterparts. This Amendment may be executed by one
                -------------------------
or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        AURORA FOODS INC.


                                        By: /s/ James T. Smith
                                           -------------------------------------
                                        Name: James T. Smith
                                        Title: Chairman and C.E.O.


                                        JPMORGAN CHASE BANK


                                        By: /s/ Kathryn A. Duncan
                                           -------------------------------------
                                        Name: Kathryn A. Duncan
                                        Title: Vice President

                                        Agreed to and Acknowledged,
                                        including for all purposes of the
                                        Master Subordinated Participation
                                        Agreement by:


                                        FENWAY PARTNERS CAPITAL FUND, L.P.


                                        By: /s/ Richard C. Dresdale
                                           -------------------------------------
                                        Name: Richard C. Dresdale
                                        Title:


                                        FENWAY PARTNERS CAPITAL FUND II, L.P.


                                        By: /s/ Richard C. Dresdale
                                           -------------------------------------
                                        Name: Richard C. Dresdale
                                        Title:

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                                        MCCOWN DE LEEUW & CO. III, L.P.


                                        By: /s/ David De Leeuw
                                           -------------------------------------
                                        Name: David De Leeuw
                                        Title:


                                        MCCOWN DE LEEUW & CO. III (EUROPE), L.P.


                                        By: /s/ David De Leeuw
                                           -------------------------------------
                                        Name: David De Leeuw
                                        Title:


                                        MCCOWN DE LEEUW & CO. III (ASIA), L.P.


                                        By: /s/ David De Leeuw
                                           -------------------------------------
                                        Name: David De Leeuw
                                        Title:


                                        GAMMA FUND LLC


                                        By: /s/ David De Leeuw
                                           -------------------------------------
                                        Name: David De Leeuw
                                        Title:


                                        MCCOWN DE LEEUW & CO. IV, L.P


                                        By: /s/ David De Leeuw
                                           -------------------------------------
                                        Name: David De Leeuw
                                        Title:


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                                        DELTA FUND LLC


                                        By: /s/ David De Leeuw
                                           -------------------------------------
                                        Name: David De Leeuw
                                        Title:


                                        MCCOWN DE LEEUW & CO. IV, ASSOCIATES L.P


                                        By: /s/ David De Leeuw
                                           -------------------------------------
                                        Name: David De Leeuw
                                        Title:


                                        UBS CAPITAL LLC


                                        By: /s/ George A. Duarte
                                           -------------------------------------
                                        Name: George A. Duarte
                                        Title: Attorney-in-Fact


                                        By: /s/ Marc A. Unger
                                           -------------------------------------
                                        Name: Marc A. Unger
                                        Title: Attorney-in-Fact